Exhibit 10.106

EXECUTION

AMENDMENT NUMBER TWO to the
LOAN AND SECURITY AGREEMENT
(Freddie Mac MSRs)
dated as of March 24, 2017
among
BARCLAYS BANK PLC
and
PENNYMAC CORP.
and
PENNYMAC HOLDINGS, LLC
and
PENNYMAC MORTGAGE INVESTMENT TRUST

This AMENDMENT NUMBER TWO (this “Amendment”) is made as of this 1st day of December, 2017, by and among Barclays Bank PLC (the “Lender”), PennyMac Mortgage Investment Trust (the “Guarantor”), PennyMac Holdings, LLC (“Holdings”) and PennyMac Corp. (“PCM” and, together with Holdings, the “Borrowers”), and amends that certain Loan and Security Agreement, dated as of March 24, 2017, as amended by Amendment Number One, dated June 16, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Lender, the Guarantor and the Borrowers.

WHEREAS, the Lender, the Guarantor and the Borrowers have agreed to amend the Loan Agreement as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.Amendment. Effective as of the date hereof:

(a)Section 1.1 of Schedule I of the Loan Agreement is hereby amended by deleting the defined term “Maturity Date” in its entirety and replacing such term with the following:

“Maturity Date” means February 1, 2018.

SECTION 2.Fees and Expenses.  Borrowers agree to pay to Lender all fees and out of pocket expenses incurred by Lender in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Lender incurred in connection with this Amendment, in accordance with Section 3.03 of the Loan Agreement. In addition, as a condition precedent to the effectiveness of this Amendment, Seller shall pay to Purchaser the Extension Fee set forth in Section 2 of Amendment Number 7 to Master Repurchase Agreement.

SECTION 3.Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

SECTION 4.Limited Effect.  Except as amended hereby, the Loan Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

SECTION 5.Representations. In order to induce Lender to execute and deliver this Amendment, each of the Borrowers and the Guarantor hereby represents to Lender that as of the date hereof, (i) each of the Borrowers and the Guarantor is in full compliance with all of the terms and conditions of the Facility Documents and remains bound by the terms thereof, and (ii) no default or event of default has occurred and is continuing under the Facility Documents.

SECTION 6.Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).

SECTION 7.Counterparts.  For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

SECTION 8.Miscellaneous.

(a)This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

(b)The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Loan Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the Lender, the Guarantor and the Borrowers have each caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

BARCLAYS BANK PLC,
as Lender

By:	/s/ Ellen Kiernan
Name: Ellen Kiernan
Title: Director

PENNYMAC CORP.,
as a Borrower

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

PENNYMAC HOLDINGS, LLC,
as a Borrower

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST,
as Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

Amendment Number Two to Loan and Security Agreement (Freddie Mac)